UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: BlackRock Preferred Income Strategies Fund, Inc. (PSY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock Preferred Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report                                                          BLACKROCK

OCTOBER 31, 2007

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW) BlackRock Preferred Income Strategies Fund, Inc. (PSY)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ..................................................    3
Annual Report:
Fund Summary ..............................................................    4
Financial Statements:
  Schedule of Investments .................................................    6
  Statements of Net Assets ................................................   14
  Statements of Operations ................................................   16
  Statements of Changes in Net Assets .....................................   17
Financial Highlights ......................................................   19
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   26
Important Tax Information .................................................   27
Automatic Dividend Reinvestment Plan ......................................   28
Officers and Directors ....................................................   29
The Benefits and Risks of Leveraging ......................................   31
Additional Information ....................................................   31


2              ANNUAL REPORT                     OCTOBER 31, 2007

A Letter to Shareholders

Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:

Total Returns as of October 31, 2007                                                6-month    12-month
=======================================================================================================
U.S. equities (S&P 500 Index)                                                        +5.49%     +14.56%
-------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                         +2.25%     + 9.27%
-------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                    +8.19%     +24.91%
-------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                             +2.68%     + 5.38%
-------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                       +1.30%     + 2.91%
-------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)     -0.07%     + 6.89%
-------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2007
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Investment Objective

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW) seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

Fund Information

Symbol on New York Stock Exchange ..............................        PSW
Initial Offering Date ..........................................  August 1, 2003
Yield on Closing Market Price as of October 31, 2007 ($17.29)* .        9.25%
Current Monthly Distribution per share of Common Stock** .......    $.133333
Current Annualized Distribution per share of Common Stock** ....    $   1.60
Leverage as of October 31, 2007*** .............................       40.43%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than total debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                               10/31/07     10/31/06    Change     High     Low
--------------------------------------------------------------------------------
Market Price                    $17.29       $21.26    (18.67%)   $22.47  $15.70
Net Asset Value                 $19.54       $22.25    (12.18%)   $22.48  $19.20
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Asset Mix                                                   10/31/07    10/31/06
--------------------------------------------------------------------------------
Corporate Bonds ..........................................    42.7%       19.4%
Preferred Stocks .........................................    21.8        22.9
Capital Trusts ...........................................    18.9        35.8
Trust Preferreds .........................................     8.7         6.1
Real Estate Investment Trusts ............................     6.8        12.8
Government & Agency Obligations ..........................     1.1         3.0
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               10/31/07    10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ..................................................     2.7%       4.5%
AA/Aa ....................................................    11.5        0.9
A/A ......................................................    20.8       12.5
BBB/Baa ..................................................    30.4       35.8
BB/Ba ....................................................     4.4        7.9
NR (Not Rated) ...........................................     2.0        2.7
Other* ...................................................    28.2       35.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in Preferred Stocks and Real Estate Investment Trusts.


4              ANNUAL REPORT                     OCTOBER 31, 2007

Fund Summary as of October 31, 2007
                                BlackRock Preferred Income Strategies Fund, Inc.

Investment Objective

BlackRock Preferred Income Strategies Fund, Inc. (PSY) seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.

Fund Information

Symbol on New York Stock Exchange ..............................        PSY
Initial Offering Date ..........................................  March 28, 2003
Yield on Closing Market Price as of October 31, 2007 ($16.94)* .       8.12%
Current Monthly Distribution per share of Common Stock** .......     $ .114583
Current Annualized Distribution per share of Common Stock** ....      $ 1.375
Leverage as of October 31, 2007*** .............................      40.45%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than total debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                             10/31/07     10/31/06     Change     High     Low
--------------------------------------------------------------------------------
Market Price                  $16.94       $20.12     (15.81%)   $21.09   $15.66
Net Asset Value               $19.93       $22.36     (10.87%)   $22.74   $19.51
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Asset Mix                                                  10/31/07     10/31/06
--------------------------------------------------------------------------------
Corporate Bonds .........................................    38.1%        20.0%
Preferred Stocks ........................................    25.2         27.6
Capital Trusts ..........................................    24.6         30.7
Trust Preferreds ........................................     7.9          5.9
Real Estate Investment Trusts ...........................     3.4         14.4
Government & Agency Obligations .........................     0.8          1.4
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                              10/31/07     10/31/06
--------------------------------------------------------------------------------
AAA/Aaa .................................................     1.3%         2.5%
AA/Aa ...................................................    12.9          2.4
A/A .....................................................    29.2         20.7
BBB/Baa .................................................    23.2         25.4
BB/Ba ...................................................     2.0          2.9
NR (Not Rated) ..........................................     2.7          4.1
Other* ..................................................    28.7         42.0
--------------------------------------------------------------------------------
* Includes portfolio holdings in Preferred Stocks and Real Estate Investment Trusts.


              ANNUAL REPORT                     OCTOBER 31, 2007              5

Schedule of Investments As of October 31, 2007
BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                      Value
===============================================================================
Capital Markets -- 1.5%
   $ 3,390,000    State Street Capital Trust IV, 6.694%
                    due 6/01/2067 (b)                            $    3,061,153
===============================================================================
Commercial Banks -- 11.0%
       725,000    Abbey National Capital Trust I,
                    8.963% (b)(g)                                       884,647
     4,600,000    BB&T Capital Trust IV, 6.82% due
                    6/12/2077 (b)                                     4,481,035
     1,585,000    Barclays Bank Plc, 5.926% (b)(f)(g)                 1,500,247
     2,000,000    Cullen/Frost Capital Trust I, 7.171%
                    due 3/01/2034 (b)                                 1,892,174
       975,000    Dresdner Funding Trust I, 8.151%
                    due 6/30/2031 (f)                                 1,066,724
     5,000,000    First Chicago NBD Institutional Capital I,
                    5.461% due 2/01/2027 (b)                          4,580,670
       910,000    First Empire Capital Trust II, 8.277%
                    due 6/01/2027                                       948,837
     1,500,000    Hubco Capital Trust II Series B, 7.65%
                    due 6/15/2028                                     1,560,000
       975,000    Huntington Capital III, 6.65%
                    due 5/15/2037 (b)                                   914,954
     2,310,000    RBS Capital Trust B, 6.80% (g)                      2,258,025
       980,000    Royal Bank of Scotland Group Plc,
                    7.648% (b)(g)                                     1,046,179
     1,050,000    SunTrust Preferred Capital I, 5.853% (b)(g)         1,030,856
                                                                 --------------
                                                                     22,164,348
===============================================================================
Consumer Finance -- 2.2%
     3,470,000    Capital One Capital III, 7.686% due 8/15/2036       3,363,322
       910,000    MBNA Capital A, 8.278% due 12/01/2026                 945,393
                                                                 --------------
                                                                      4,308,715
===============================================================================
Diversified Financial Services -- 2.4%
     3,000,000    Farm Credit Bank of Texas Series 1,
                    7.561% (b)(g)                                     3,242,730
     1,830,000    JPMorgan Chase Capital XXIII, 6.558%
                    due 5/15/2047 (b)(h)                              1,612,722
                                                                 --------------
                                                                      4,855,452
===============================================================================
Insurance -- 10.4%
     3,990,000    AON Corp., 8.205% due 1/01/2027                     4,333,595
     1,510,000    Ace Capital Trust II, 9.70% due 4/01/2030           1,929,055
     9,110,000    Farmers Exchange Capital, 7.05%
                    due 7/15/2028 (f)                                 9,262,547
       750,000    Genworth Financial, Inc., 6.15%
                    due 11/15/2066 (b)                                  699,818
     3,000,000    Mangrove Bay Pass-Through Trust, 6.102%
                    due 7/15/2033 (b)(f)                              2,800,200
       915,000    Oil Casualty Insurance Ltd., 8%
                    due 9/15/2034 (f)                                   910,053
     1,000,000    Zenith National Insurance Capital Trust I,
                    8.55% due 8/01/2028 (f)                             985,000
                                                                 --------------
                                                                     20,920,268
===============================================================================
Multi-Utilities -- 0.6%
     1,200,000    Dominion Resources Capital Trust I, 7.83%
                    due 12/01/2027                                    1,252,379
===============================================================================
Thrifts & Mortgage Finance -- 0.5%
       975,000    Webster Capital Trust IV, 7.65%
                    due 6/15/2037 (b)                                   967,122
===============================================================================
                  Total Capital Trusts
                  (Cost -- $57,286,276) -- 28.6%                     57,529,437
===============================================================================

===============================================================================
        Shares
          Held    Preferred Stocks                                    Value
===============================================================================
Capital Markets -- 1.2%
     1,900,000    Ameriprise Financial, Inc., 7.518%
                    due 6/01/2066 (b)                                 1,941,768
        15,000    Deutsche Bank Contingent Capital
                    Trust II, 6.55%                                     360,000
                                                                 --------------
                                                                      2,301,768
===============================================================================
Commercial Banks -- 8.3%
     1,000,000    Barclays Bank Plc, 6.278% (b)                         882,236
         1,176    First Tennessee Bank NA, 6.10% (b)(f)               1,128,593
     1,900,000    ICICI Bank Ltd., 7.25% (b)(f)                       1,764,207
        42,000    Provident Financial Group, Inc., 7.75%              1,090,690
     4,425,000    Resona Preferred Global Securities Ltd.,
                    7.191% (b)(f)                                     4,443,620
     1,200,000    Royal Bank of Scotland Group Plc, 9.118%            1,283,501
                  Santander Finance Preferred SA
                    Unipersonal (f):
       149,000        6.50%                                           3,501,500
       100,000        6.80%                                           2,343,750
        12,000    Sovereign Bancorp, Inc. Series C, 7.30% (a)           312,000
                                                                 --------------
                                                                     16,750,097
===============================================================================
Diversified Financial Services -- 3.9%
        98,000    Bank of America Corp., 6.625%                       2,523,500
        38,000    Cobank ACB, 7% (f)                                  1,894,604
     3,870,000    JPMorgan Chase Capital XXI Series U, 5.844%
                    due 2/02/2037 (b)                                 3,433,383
                                                                 --------------
                                                                      7,851,487
===============================================================================
Electric Utilities -- 1.9%
        25,000    Alabama Power Co., 6.50%                              631,250
        28,800    Entergy Arkansas, Inc., 6.45%                         741,600
        22,650    Entergy Louisiana LLC, 6.95%                        2,353,607
                                                                 --------------
                                                                      3,726,457
===============================================================================
Insurance -- 11.7%
     4,975,000    AXA SA, 6.379% (b)(f)                               4,531,011
        55,000    Aspen Insurance Holdings Ltd., 7.401% (b)           1,289,063
                  Axis Capital Holdings Ltd:
        35,000        Series A, 7.25%                                   841,750
         9,000        Series B, 7.50% (b)                               916,594
        35,200    Endurance Specialty Holdings Ltd.
                    Series A, 7.75%                                     893,024
     1,740,000    Financial Security Assurance Holdings Ltd.,
                    6.40% due 12/15/2066 (b)(f)                       1,569,603
     2,000,000    Great West Life & Annuity Insurance Co.,
                    7.153% due 5/16/2046 (b)(f)                       2,043,250
                  MetLife, Inc.:
     4,000,000        6.40% due 12/15/2036                            3,789,224
        70,000        Series B, 6.50%                                 1,740,200
     1,000,000    Oil Insurance Ltd., 7.558% (b)(f)                   1,027,920
     1,450,000    PartnerRe Finance II, 6.44%
                    due 12/01/2066 (b)                                1,348,329
       165,000    RenaissanceRe Holding Ltd. Series D, 6.60%          3,547,500
                                                                 --------------
                                                                     23,537,468
===============================================================================
Multi-Utilities -- 1.1%
     2,100,000    Dominion Resources, Inc., 7.50%
                    due 6/30/2066 (b)                                 2,158,922
===============================================================================
Oil, Gas & Consumable Fuels -- 0.4%
       825,000    Enterprise Products Operating LP, 8.375% due
                    8/01/2066 (b)                                       858,779
===============================================================================


6              ANNUAL REPORT                     OCTOBER 31, 2007

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities (continued)

        Shares
          Held    Preferred Stocks                                    Value
===============================================================================
Thrifts & Mortgage Finance -- 3.1%
         6,000    Fannie Mae Series L, 5.125%                    $      248,100
       100,000    Freddie Mac Series Y, 6.55%                         2,570,000
       160,000    Washington Mutual Capital Trust 2001
                    Series K, 6.394% (b)                              3,462,400
                                                                 --------------
                                                                      6,280,500
===============================================================================
Wireless Telecommunication Services -- 1.5%
         2,720    Centaur Funding Corp., 9.08% (f)                    3,077,000
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $69,448,019) -- 33.1%                     66,542,478
===============================================================================

===============================================================================
                  Real Estate Investment Trusts
===============================================================================
Real Estate -- 10.4%
        63,800    Alexandria Real Estate Equities, Inc.
                    Series C, 8.375%                                  1,620,520
        21,000    CBL & Associates Properties, Inc.
                    Series C, 7.75%                                     504,420
           610    First Industrial Realty Trust, Inc.,
                    6.236% (b)                                          618,578
        17,000    HCP, Inc. Series F, 7.10%                             379,950
                  HRPT Properties Trust:
       425,000        Series B, 8.75%                                10,625,000
       125,000        Series C, 7.125%                                2,951,250
        44,000    Health Care REIT, Inc. Series F, 7.625%             1,078,000
        59,500    iStar Financial, Inc. Series I, 7.50%               1,297,100
        15,000    Kimco Realty Corp. Series G, 7.75% (i)                380,250
        18,400    PS Business Parks, Inc. Series K, 7.95%               462,760
        40,000    Public Storage, Inc. Series I, 7.25%                  982,500
-------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost -- $22,087,250) -- 10.4%                     20,900,328
===============================================================================

===============================================================================
          Face
        Amount    Trust Preferreds
===============================================================================
Commercial Banks -- 1.1%
    $  250,000    KeyCorp Capital IX, 6.75%                             232,555
       700,000    National City Capital Trust II, 6.625%
                    due 11/15/2066                                      594,131
     1,500,000    Wachovia Capital Trust IX, 6.375%
                    due 6/01/2067                                     1,357,285
                                                                 --------------
                                                                      2,183,971
===============================================================================
Consumer Finance -- 1.1%
     2,325,500    Capital One Capital II, 7.50% due 6/15/2066         2,199,710
===============================================================================
Diversified Financial Services -- 0.9%
     1,980,000    Citigroup Capital XVII, 6.35% due 3/15/2067         1,796,762
===============================================================================
Electric Utilities -- 0.6%
     1,235,000    PPL Energy Supply LLC, 7% due 7/15/2046             1,234,188
===============================================================================
Gas Utilities -- 4.9%
    10,000,000    Southwest Gas Capital II, 7.70% due 9/15/2043       9,970,031
===============================================================================
Insurance -- 1.9%
     2,000,000    ABN AMRO North America Capital Funding
                    Trust II, 5.749% (b)(f)(g)                        1,677,979
     2,250,000    Lincoln National Capital VI Series F, 6.75%
                    due 9/11/2052                                     2,168,955
                                                                 --------------
                                                                      3,846,934
===============================================================================
Media -- 2.7%
     5,875,000    Comcast Corp., 6.625% due 5/15/2056                 5,457,992
-------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost -- $28,010,801) -- 13.2%                     26,689,588
-------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost -- $176,832,346) -- 85.3%                   171,661,831
===============================================================================

===============================================================================
                  Corporate Bonds
===============================================================================
Building Products -- 0.5%
       980,000    C8 Capital SPV Ltd., 6.64% (b)(f)(g)                  955,471
===============================================================================
Capital Markets -- 4.0%
                  The Bear Stearns Cos., Inc.:
     1,000,000        6.95% due 8/10/2012                             1,040,692
       950,000        6.40% due 10/02/2017                              946,918
     1,970,000    Credit Suisse Guernsey Ltd., 5.86% (b)(g)           1,835,175
       610,000    Goldman Sachs Capital II, 5.793% (b)(g)               568,893
     1,600,000    Lehman Brothers Holdings Capital Trust V,
                    6.371% (b)(g)                                     1,468,770
                  Lehman Brothers Holdings, Inc.:
       330,000        7.394% due 9/15/2022 (b)                          330,280
     1,950,000        6.875% due 7/17/2037                            1,932,158
                                                                 --------------
                                                                      8,122,886
===============================================================================
Commercial Banks -- 16.8%
     7,000,000    BNP Paribas, 7.195% (b)(f)(g)                       6,962,536
     2,015,000    Bank of Ireland Capital Funding II, LP,
                    5.571% (b)(f)(g)                                  1,852,390
     2,150,000    Bank of Ireland Capital Funding III, LP,
                    6.107% (b)(f)(g)                                  1,978,140
     1,325,000    Barclays Bank Plc, 7.434% (b)(f)(g)                 1,404,554
     8,095,000    Credit Agricole SA, 6.637% (b)(f)(g)                7,693,261
     1,400,000    Royal Bank of Scotland Group Plc,
                    6.99% (b)(f)(g)                                   1,424,500
     1,900,000    Royal Bank of Scotland Plc Series MTN,
                    7.64% (b)(g)                                      1,969,373
     5,325,000    Societe Generale, 5.922% (b)(f)(g)                  5,067,749
     3,350,000    Standard Chartered Bank, 7.014% (b)(f)(g)           3,352,110
     2,125,000    Woori Bank, 6.208% due 5/02/2067 (b)(f)             1,980,882
                                                                 --------------
                                                                     33,685,495
===============================================================================
Containers & Packaging -- 2.3%
     5,000,000    Sealed Air Corp., 6.875% due 7/15/2033 (f)          4,726,705
===============================================================================
Diversified Financial Services -- 3.9%
       935,000    CIT Group, Inc., 5.734% due 11/23/2007 (b)            933,459
     1,100,000    HVB Funding Trust I, 8.741% due 6/30/2031 (f)       1,276,018
     5,625,000    JPMorgan Chase Capital XXV, 6.80%
                    due 10/01/2037                                    5,618,796
                                                                 --------------
                                                                      7,828,273
===============================================================================
Diversified Telecommunication Services -- 2.6%
     4,000,000    France Telecom SA, 8.50% due 3/01/2031              5,241,380
===============================================================================
Electric Utilities -- 6.3%
     5,000,000    Energy East Corp., 6.75% due 9/15/2033              5,149,900
     1,500,000    PPL Capital Funding, 6.70% due 3/30/2067 (b)        1,447,378
     6,175,000    Virginia Electric and Power Co. Series A, 6%
                    due 5/15/2037                                     6,067,574
                                                                 --------------
                                                                     12,664,852


              ANNUAL REPORT                     OCTOBER 31, 2007              7

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                      Value
===============================================================================
Gas Utilities -- 1.2%
    $2,350,000    Southern Union Co., 7.20% due 11/01/2066 (b)   $    2,345,800
===============================================================================
Insurance -- 21.3%
                  The Allstate Corp. (b):
     3,200,000        6.50% due 5/15/2057                             3,102,851
     2,625,000        Series B, 6.125% due 5/15/2037                  2,566,909
     3,100,000    American International Group, Inc., 6.25%
                    due 3/15/2037                                     2,884,882
     4,475,000    Chubb Corp., 6.375% due 3/29/2037 (b)               4,405,105
     3,560,000    Everest Reinsurance Holdings, Inc., 6.60%
                    due 5/01/2067 (b)                                 3,328,824
     2,550,000    Liberty Mutual Group, Inc., 7%
                    due 3/15/2037 (b)(f)                              2,396,980
     1,250,000    Lincoln National Corp., 6.05%
                    due 4/20/2067 (b)                                 1,198,001
     2,450,000    Nationwide Life Global Funding I, 6.75%
                    due 5/15/2037                                     2,356,799
     2,900,000    Progressive Corp., 6.70% due 6/15/2037 (b)          2,845,721
     2,120,000    QBE Capital Funding II LP, 6.797% (b)(f)(g)         2,073,356
       700,000    Reinsurance Group of America, 6.75%
                    due 12/15/2065 (b)                                  665,642
     2,225,000    Swiss Re Capital I LP, 6.854% (b)(f)(g)             2,244,151
     5,750,000    The Travelers Cos., Inc., 6.25%
                    due 3/15/2067 (b)                                 5,583,635
     1,425,000    XL Capital Ltd. Series E, 6.50% (b)(g)              1,323,440
                  ZFS Finance (USA) (b)(f):
     1,800,000        Trust II, 6.45% due 12/15/2065                  1,731,103
     4,355,000        Trust V, 6.50% due 5/09/2037                    4,191,265
                                                                 --------------
                                                                     42,898,664
===============================================================================
Media -- 3.4%
     2,000,000    TCI Communications, Inc., 8.75%
                    due 8/01/2015                                     2,345,668
     4,000,000    Time Warner, Inc., 7.625% due 4/15/2031 (d)         4,450,492
                                                                 --------------
                                                                      6,796,160
===============================================================================
Multi-Utilities -- 0.2%
       475,000    Puget Sound Energy, Inc. Series A, 6.974% due
                    6/01/2067 (b)                                       446,746
===============================================================================
Oil, Gas & Consumable Fuels -- 1.0%
     2,150,000    TransCanada PipeLines Ltd., 6.35%
                    due 5/15/2067 (b)                                 2,080,127
===============================================================================
Wireless Telecommunication Services -- 1.3%
     2,205,000    Sprint Capital Corp., 8.75% due 3/15/2032           2,514,273
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $132,612,099) -- 64.8%                   130,306,832
===============================================================================

===============================================================================
                  Government & Agency Obligations
===============================================================================
     1,740,000    U.S. Treasury Bond, 4.75% due 2/15/2037             1,739,048
     1,630,000    U.S. Treasury Note, 4.75% due 8/15/2017             1,665,911
-------------------------------------------------------------------------------
                  Total Government & Agency Obligations
                  (Cost -- $3,411,864) -- 1.7%                        3,404,959
===============================================================================

===============================================================================
    Beneficial
      Interest    Short-Term Securities
===============================================================================
    22,956,095    BlackRock Liquidity Series, LLC
                    Cash Sweep Series, 4.96% (c)(e)                  22,956,095
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $22,956,095) -- 11.4%                     22,956,095
===============================================================================
                  Total Investments Before Borrowed
                  Bond Agreements and Borrowed Bonds
                  (Cost -- $335,812,404) -- 163.2%                  328,329,717
===============================================================================

===============================================================================
          Face
        Amount    Borrowed Bond Agreements
===============================================================================
                  Lehman Brothers, Inc. (j):
     2,560,950        4.20% due 11/02/2007, T/D 10/09/2007,
                        closing amount $2,567,822                     2,560,950
     1,356,469        4.20% due 11/09/2007, T/D 10/18/2007,
                        closing amount $1,359,792                     1,356,469
-------------------------------------------------------------------------------
                  Total Borrowed Bond Agreements
                  (Cost -- $3,917,419) -- 2.0%                        3,917,419
===============================================================================

===============================================================================
                  Borrowed Bonds
===============================================================================
    (3,845,000)   U.S. Treasury Notes, 4.75% due 8/15/2017 (j)       (3,929,709)
-------------------------------------------------------------------------------
                  Total Borrowed Bonds
                  (Proceeds -- $3,913,699) -- (2.0%)                 (3,929,709)
===============================================================================
Total Investments, Net of Borrowed Bond Agreements and
  Borrowed Bonds (Cost -- $335,816,124*) -- 163.2%                  328,317,427

Other Assets Less Liabilities --4.7%                                  9,364,017

Preferred Stock, at Redemption Value -- (67.9%)                    (136,526,775)
                                                                 --------------
Net Assets Applicable to Common Stock -- 100.0%                  $  201,154,669
                                                                 ==============


8              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments (concluded)
BlackRock Preferred and Corporate Income Strategies Fund, Inc. (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments, excluding borrowed bond agreements and borrowed bonds, as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................   $ 335,806,445
                                                                  =============
      Gross unrealized appreciation ...........................   $   3,121,521
      Gross unrealized depreciation ...........................     (10,598,249)
                                                                  -------------
      Net unrealized depreciation .............................   $  (7,476,728)
                                                                  =============

(a)   Depositary receipts.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net          Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                             $1,769,636      $1,415,121
      --------------------------------------------------------------------------

(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Represents the current yield as of October 31, 2007.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)   The security is a perpetual bond and has no stated maturity date.
(h) All or a portion of security held as collateral in connection with open reverse repurchase agreement.

      Reverse repurchase agreement outstanding as of October 31, 2007 was as follows:

      --------------------------------------------------------------------------
                                                              Net
                          Interest    Trade    Maturity   Closing Face
      Counterparty          Rate      Date       Date        Amount      Amount
      --------------------------------------------------------------------------
      Credit Suisse         5.25%   9/26/07      To be      $593,097    $590,000
        First Boston LLC                      determined
      --------------------------------------------------------------------------

(i)   Non-income producing security.
(j)   See Note 1(h) and 1(i) of Notes to Financial Statements.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Financial futures contracts sold as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration        Face          Unrealized
      Contracts        Issue            Date           Value        Depreciation
      --------------------------------------------------------------------------
                      10-Year         December
         862    U.S. Treasury Notes     2007        $94,328,736      $(504,733)
                      30-Year         December
         322    U.S. Treasury Notes     2007        $36,121,676       (133,512)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation                                  $(638,245)
                                                                     =========

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              9

Schedule of Investments As of October 31, 2007
              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                      Value
===============================================================================
Capital Markets -- 1.5%
   $13,535,000    State Street Capital Trust IV, 6.694%
                    due 6/01/2067 (b)                            $   12,222,037
===============================================================================
Commercial Banks -- 18.3%
    12,035,000    ABN AMRO North America Holding Preferred
                    Capital Repackaging Trust I,
                    6.523% (b)(f)(g)                                 12,375,651
     2,811,000    Abbey National Capital Trust I, 8.963% (b)(g)       3,429,991
    18,350,000    BB&T Capital Trust IV, 6.82%
                    due 6/12/2077 (b)                                17,875,432
     2,000,000    Bank One Capital III, 8.75% due 9/01/2030           2,433,010
     6,115,000    Barclays Bank Plc, 5.926% (b)(f)(g)                 5,788,019
    16,455,000    Chase Capital II Series B, 5.411%
                    due 2/01/2027 (b)                                14,983,002
     3,875,000    Dresdner Funding Trust I, 8.151%
                    due 6/30/2031 (f)                                 4,239,545
     3,630,000    First Empire Capital Trust II, 8.277%
                    due 6/01/2027                                     3,784,921
     2,000,000    HSBC America Capital Trust I, 7.808%
                    due 12/15/2026 (f)                                2,078,080
    15,835,000    HSBC Capital Funding LP/Jersey Channel
                    Islands, 10.176% (b)(f)(g)                       20,823,833
     7,300,000    HSBC Finance Capital Trust IX, 5.911%
                    due 11/30/2035 (b)                                6,980,428
    12,275,000    Hubco Capital Trust II Series B, 7.65%
                    due 6/15/2028                                    12,766,000
     3,850,000    Huntington Capital III, 6.65%
                    due 5/15/2037 (b)                                 3,612,894
     2,000,000    Lloyds TSB Bank Plc, 6.90% (g)                      1,955,000
    18,470,000    Nationsbank Capital Trust III, 5.793%
                    due 1/15/2027 (b)                                17,129,484
     9,255,000    RBS Capital Trust B, 6.80% (g)                      9,046,763
     3,930,000    Royal Bank of Scotland Group PLC,
                    7.648% (b)(g)                                     4,195,393
     4,175,000    SunTrust Preferred Capital I, 5.853% (b)(g)         4,098,881
                                                                 --------------
                                                                    147,596,327
===============================================================================
Consumer Finance -- 2.2%
    13,670,000    Capital One Capital III, 7.686% due 8/15/2036      13,249,743
     4,630,000    MBNA Capital A, 8.278% due 12/01/2026               4,810,079
                                                                 --------------
                                                                     18,059,822
===============================================================================
Diversified Financial Services -- 4.1%
    15,000,000    AgFirst Farm Credit Bank, 8.393%
                    due 12/15/2016 (b)                               16,221,795
     9,000,000    Farm Credit Bank of Texas Series 1,
                    7.561% (b)(g)                                     9,728,190
     8,375,000    JPMorgan Chase Capital XXIII, 6.558%
                    due 5/15/2077 (b)                                 7,380,628
                                                                 --------------
                                                                     33,330,613
===============================================================================
Electric Utilities -- 0.6%
     5,000,000    SWEPCO Capital I, 5.25% due 10/01/2043 (b)          4,999,960
===============================================================================
Insurance -- 9.6%
    12,175,000    AON Corp., 8.205% due 1/01/2027                    13,223,438
    11,300,000    Ace Capital Trust II, 9.70% due 4/01/2030          14,435,976
    15,000,000    Farmers Exchange Capital, 7.05%
                    due 7/15/2028 (f)                                15,251,175
    10,000,000    GE Global Insurance Holding Corp.,
                    7.75% due 6/15/2030                              11,510,180
     3,000,000    Genworth Financial, Inc.,
                    6.15% due 11/15/2066 (b)                          2,799,273
     6,066,000    ING Capital Funding Trust III, 8.439% (b)(g)        6,555,071
     3,605,000    Oil Casualty Insurance Ltd., 8%
                    due 9/15/2034 (f)                                 3,585,511
     6,325,000    Principal Life Insurance Co., 8%
                    due 3/01/2044 (Surplus Notes) (f)                 6,726,467
     3,750,000    Zenith National Insurance Capital Trust I,
                    8.55% due 8/01/2028 (f)                           3,693,750
                                                                 --------------
                                                                     77,780,841
===============================================================================
Multi-Utilities -- 1.3%
    10,000,000    Dominion Resources Capital Trust I, 7.83%
                    due 12/01/2027                                   10,436,490
===============================================================================
Road & Rail -- 0.4%
     3,750,000    BNSF Funding Trust I, 6.613%
                    due 12/15/2055 (b)                                3,501,683
===============================================================================
Thrifts & Mortgage Finance -- 0.6%
     1,000,000    Astoria Capital Trust I, 9.75%
                    due 11/01/2029 (f)                                1,062,500
     3,875,000    Webster Capital Trust IV, 7.65%
                    due 6/15/2037 (b)                                 3,843,690
                                                                 --------------
                                                                      4,906,190
-------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost -- $321,011,283) -- 38.6%                   312,833,963
===============================================================================

===============================================================================
        Shares
          Held    Preferred Stocks
===============================================================================
Capital Markets -- 1.2%
     7,600,000    Ameriprise Financial, Inc., 7.518%
                    due 6/01/2066 (b)                                 7,767,071
        72,200    Deutsche Bank Contingent Capital Trust II,
                    6.55%                                             1,732,800
                                                                 --------------
                                                                      9,499,871
===============================================================================
Commercial Banks --10.7%
     4,000,000    Barclays Bank Plc, 6.278% (b)                       3,528,944
         4,650    First Tennessee Bank NA, 6.10% (b)(f)               4,462,547
     8,000,000    ICICI Bank Ltd., 7.25% (b)(f)                       7,428,240
                  Provident Financial Group, Inc., 7.75%              4,331,596
    16,075,000    Resona Preferred Global Securities Ltd.,
                    7.191% (b)(f)                                    16,142,644
     4,800,000    Royal Bank of Scotland Group Plc, 9.118%            5,134,003
        23,000    SG Preferred Capital II, 6.302% (b)                24,078,125
                  Santander Finance Preferred SA
                    Unipersonal (f):
       599,000        6.50%                                          14,076,500
       250,000        6.80%                                           5,859,375
        48,000    Sovereign Bancorp, Inc. Series C, 7.30% (a)         1,248,000
                                                                 --------------
                                                                     86,289,974
===============================================================================
Diversified Financial Services -- 3.9%
       390,000    Bank of America Corp., 6.625%                      10,042,500
       152,000    Cobank ACB, 7% (f)                                  7,578,416
    15,525,000    JPMorgan Chase Capital XXI Series U, 5.844%
                    due 2/02/2037 (b)                                13,773,454
                                                                 --------------
                                                                     31,394,370
===============================================================================


10              ANNUAL REPORT                     OCTOBER 31, 2007

             BlackRock Preferred Income Strategies Fund, Inc.  (in U.S. dollars)

Preferred Securities (continued)

        Shares
          Held    Preferred Stocks                                    Value
===============================================================================
Electric Utilities -- 1.8%
                  Alabama Power Co.:
        14,000        5.83%                                      $      318,500
       145,000        6.50%                                           3,661,250
       114,400    Entergy Arkansas, Inc., 6.45%                       2,945,800
        49,850    Entergy Louisiana LLC, 6.95%                        5,180,013
        80,000    Interstate Power & Light Co. Series B, 8.375%       2,408,000
                                                                 --------------
                                                                     14,513,563
===============================================================================
Insurance -- 15.8%
       400,000    ACE Ltd. Series C, 7.80%                           10,200,000
    25,825,000    AXA SA, 6.379% (b)(f)                              23,520,274
       194,000    Aspen Insurance Holdings Ltd., 7.401% (b)           4,546,875
                  Axis Capital Holdings Ltd.:
       140,000        Series A, 7.25%                                 3,367,000
        36,000        Series B, 7.50% (b)                             3,666,377
       139,200    Endurance Specialty Holdings Ltd. Series A,
                    7.75%                                             3,531,504
     6,930,000    Financial Security Assurance Holdings Ltd.,
                    6.40% due 12/15/2066 (b)(f)                       6,251,352
     7,500,000    Great West Life & Annuity Insurance Co.,
                    7.153% due 5/16/2046 (b)(f)                       7,662,187
                  MetLife, Inc.:
    15,875,000        6.40% due 12/15/2036                           15,038,483
       493,000        Series B, 6.50%                                12,255,980
     5,000,000    Oil Insurance Ltd., 7.558% (b)(f)                   5,139,600
     5,700,000    PartnerRe Finance II, 6.44% due 12/01/2066 (b)      5,300,327
       140,000    Prudential Plc, 6.50%                               3,290,000
       660,000    RenaissanceRe Holding Ltd. Series D, 6.60%         14,190,000
         9,800    Zurich RegCaPS Funding Trust, 6.58% (b)(f)         10,072,563
                                                                 --------------
                                                                    128,032,522
===============================================================================
Multi-Utilities -- 1.5%
     8,400,000    Dominion Resources, Inc., 7.50%
                    due 6/30/2066 (b)                                 8,635,687
       140,000    Pacific Gas & Electric Co. Series A, 6%             3,584,000
                                                                 --------------
                                                                     12,219,687
===============================================================================
Oil, Gas & Consumable Fuels -- 0.5%
     4,225,000    Enterprise Products Operating LP, 8.375%
                    due 8/01/2066 (b)                                 4,397,988
===============================================================================
Thrifts & Mortgage Finance -- 3.8%
       264,650    Fannie Mae Series L, 5.125%                        10,943,278
                  Freddie Mac:
       120,000        Series Q, 5.16% (b)                             5,520,000
       392,000        Series Y, 6.55%                                10,074,400
            40    Roslyn Real Estate Asset Corp. Series D,
                    8.88% (b)                                         4,021,250
                                                                 --------------
                                                                     30,558,928
===============================================================================
Wireless Telecommunication Services -- 0.3%
         2,423    Centaur Funding Corp., 9.08% (f)                    2,741,019
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $329,991,491) -- 39.5%                   319,647,922
===============================================================================

===============================================================================
        Shares
          Held    Real Estate Investment Trusts                        Value
===============================================================================
Real Estate -- 5.4%
       251,400    Alexandria Real Estate Equities, Inc.
                    Series C, 8.375%                                  6,385,560
       100,000    CBL & Associates Properties, Inc. Series C,
                    7.75%                                             2,402,000
       400,000    Developers Diversified Realty Corp., 8%            10,064,000
         2,390    First Industrial Realty Trust, Inc.,
                    6.236% (b)                                        2,423,609
         4,000    Firstar Realty LLC, 8.875% (f)                      5,275,000
        50,000    HCP, Inc. Series F, 7.10%                           1,117,500
       172,800    Health Care REIT, Inc. Series F, 7.625%             4,233,600
        50,000    Kimco Realty Corp. Series F, 6.65%                  1,140,500
        40,000    PS Business Parks, Inc. Series K, 7.95%             1,006,000
       160,000    Public Storage, Inc. Series I, 7.25%                3,930,000
         3,857    Sovereign Real Estate Investment Corp.,
                    12% (f)                                           5,376,658
-------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost -- $43,495,510) -- 5.4%                      43,354,427
===============================================================================

===============================================================================
          Face
        Amount    Trust Preferreds
===============================================================================
Commercial Banks -- 1.4%
   $ 3,725,000    KeyCorp Capital IX, 6.75%                           3,447,114
     2,790,000    National City Capital Trust II, 6.625%
                    due 11/15/2066                                    2,368,034
     6,415,000    Wachovia Capital Trust IX, 6.375%
                    due 6/01/2067                                     5,820,034
                                                                 --------------
                                                                     11,635,182
===============================================================================
Communications Equipment -- 0.2%
     2,000,000    Corporate-Backed Trust Certificates, 8.375%
                    due 11/15/2028                                    2,005,802
===============================================================================
Consumer Finance -- 2.0%
    16,702,000    Capital One Capital II, 7.50% due 6/15/2066        15,798,561
===============================================================================
Diversified Financial Services -- 0.8%
     7,547,500    Citigroup Capital XVII, 6.35% due 3/15/2067         6,848,705
===============================================================================
Electric Utilities -- 1.3%
     1,250,000    Georgia Power Co. Series O, 1.475%
                    due 4/15/2033                                     1,166,093
     1,250,000    HECO Capital Trust III, 6.50% due 3/18/2034         1,182,462
     1,250,000    National Rural Utilities Cooperative Finance
                    Corp., 6.75% due 2/15/2043                        1,200,616
     5,835,000    PPL Energy Supply LLC, 7% due 7/15/2046             5,852,297
       950,000    Virginia Power Capital Trust II, 1.844%
                    due 7/30/2042                                       949,998
                                                                 --------------
                                                                     10,351,466
===============================================================================
Gas Utilities -- 0.7%
     5,750,000    Southwest Gas Capital II, 7.70%
                    due 9/15/2043                                     5,733,971
===============================================================================
Insurance -- 2.6%
    11,000,000    ABN AMRO North America Capital Funding
                    Trust II, 5.749% (b)(f)(g)                        9,228,382
     7,375,000    Berkley W.R. Capital Trust II, 6.75%
                    due 7/26/2045                                     6,883,083
     5,000,000    Lincoln National Capital VI Series F, 6.75%
                    due 9/11/2052                                     4,820,818
                                                                 --------------
                                                                     20,932,283
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              11

              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

Preferred Securities (concluded)

          Face
        Amount    Trust Preferreds                                    Value
===============================================================================
Media -- 2.7%
   $23,375,000    Comcast Corp., 6.625% due 5/15/2056            $   21,779,259
===============================================================================
Multi-Utilities -- 0.1%
       397,425    PSEG Funding Trust II, 8.75% due 12/31/2032           397,414
===============================================================================
Thrifts & Mortgage Finance -- 0.7%
     6,000,000    Dime Community Capital I, 7% due 4/14/2034          5,640,000
-------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost -- $108,131,669) -- 12.5%                   101,122,643
-------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost -- $802,629,953) -- 96.0%                   776,958,955
===============================================================================

===============================================================================
                  Corporate Bonds
===============================================================================
Automobiles -- 1.7%
    11,000,000    DaimlerChrysler NA Holding Corp., 8.50%
                    due 1/18/2031                                    13,976,611
===============================================================================
Building Products -- 0.5%
     3,915,000    C8 Capital SPV Ltd., 6.64% (b)(f)(g)                3,817,008
===============================================================================
Capital Markets -- 4.1%
                  The Bear Stearns Cos., Inc.:
     4,000,000        6.95% due 8/10/2012                             4,162,768
     3,750,000        6.40% due 10/02/2017                            3,737,835
     9,045,000    Credit Suisse Guernsey Ltd., 5.86% (b)(g)           8,425,969
     2,445,000    Goldman Sachs Capital II, 5.793% (b)(g)             2,280,234
     6,400,000    Lehman Brothers Holdings Capital Trust V,
                    6.371% (b)(g)                                     5,875,078
                  Lehman Brothers Holdings, Inc.:
     1,310,000        7.394% due 9/15/2022 (b)                        1,311,114
     7,800,000        6.875% due 7/17/2037                            7,728,630
                                                                 --------------
                                                                     33,521,628
===============================================================================
Commercial Banks -- 17.2%
    28,025,000    BNP Paribas, 7.195% (b)(d)(f)(g)                   27,875,010
     8,065,000    Bank of Ireland Capital Funding II, LP,
                    5.571% (b)(f)(g)                                  7,414,154
     8,575,000    Bank of Ireland Capital Funding III, LP,
                    6.107% (b)(f)(g)                                  7,889,557
     5,250,000    Barclays Bank Plc, 7.434% (b)(f)(g)                 5,565,215
    32,375,000    Credit Agricole SA, 6.637% (b)(f)(g)               30,768,293
     5,000,000    HBOS Plc, 6.657% (b)(f)(g)                          4,443,250
     5,575,000    Royal Bank of Scotland Group Plc,
                    6.99% (b)(f)(g)                                   5,672,563
     7,500,000    Royal Bank of Scotland Plc Series MTN,
                    7.64% (b)(g)                                      7,773,840
    21,250,000    Societe Generale, 5.922% (b)(f)(g)                 20,223,413
    13,550,000    Standard Chartered Bank, 7.014% (b)(f)(g)          13,558,537
     8,500,000    Woori Bank, 6.208% due 5/02/2067 (b)(f)             7,923,530
                                                                 --------------
                                                                    139,107,362
===============================================================================
Diversified Financial Services -- 3.9%
     3,725,000    CIT Group, Inc., 5.734% due 11/23/2007 (b)          3,718,861
     4,405,000    HVB Funding Trust I, 8.741% due 6/30/2031 (f)       5,109,870
    23,000,000    JPMorgan Chase Capital XXV, 6.80%
                    due 10/01/2037                                   22,974,631
                                                                 --------------
                                                                     31,803,362
===============================================================================
Diversified Telecommunication Services -- 4.1%
    25,500,000    France Telecom SA, 8.50% due 3/01/2031             33,413,798
===============================================================================
Electric Utilities -- 4.1%
    16,575,000    Duke Energy Field Services LLC, 8.125%
                    due 8/16/2030                                    19,402,960
     5,925,000    PPL Capital Funding, 6.70% due 3/30/2067 (b)        5,717,145
     7,825,000    Virginia Electric and Power Co. Series A, 6%
                    due 5/15/2037                                     7,688,868
                                                                 --------------
                                                                     32,808,973
===============================================================================
Gas Utilities -- 1.8%
    14,400,000    Southern Union Co., 7.20% due 11/01/2066           14,374,267
===============================================================================
Insurance -- 20.4%
                  The Allstate Corp. (b):
    12,775,000        6.50% due 5/15/2057                            12,387,164
    10,450,000        Series B, 6.125% due 5/15/2037                 10,218,741
    12,395,000    American International Group, Inc., 6.25%
                    due 3/15/2037                                    11,534,874
    17,700,000    Chubb Corp., 6.375% due 3/29/2067 (b)              17,423,544
    14,280,000    Everest Reinsurance Holdings, Inc., 6.60%
                    due 5/01/2067 (b)                                13,352,700
    10,150,000    Liberty Mutual Group, Inc., 7%
                    due 3/15/2037 (b)(f)                              9,540,919
     5,025,000    Lincoln National Corp., 6.05%
                    due 4/20/2067 (b)                                 4,815,965
     9,675,000    Nationwide Life Global Funding I, 6.75%
                    due 5/15/2037                                     9,306,953
    11,650,000    Progressive Corp., 6.70% due 6/15/2037 (b)         11,431,947
     8,525,000    QBE Capital Funding II LP, 6.797% (b)(f)(g)         8,337,433
     3,000,000    Reinsurance Group of America, 6.75%
                    due 12/15/2065 (b)                                2,852,751
       585,495    START 2004-1, 5.417% due 4/21/2011                    584,031
     8,875,000    Swiss Re Capital I LP, 6.854% (b)(f)(g)             8,951,387
    22,850,000    The Travelers Cos., Inc., 6.25%
                    due 3/15/2067 (b)                                22,188,881
     5,725,000    XL Capital Ltd. Series E, 6.50% (b)(g)              5,316,979
    17,110,000    ZFS Finance (USA) Trust V, 6.50%
                    due 5/09/2037 (b)(f)                             16,466,715
                                                                 --------------
                                                                    164,710,984
===============================================================================
Media -- 0.8%
                  Time Warner, Inc.:
     1,000,000        7.625% due 4/15/2031                            1,112,623
     5,000,000        7.70% due 5/01/2032                             5,618,520
                                                                 --------------
                                                                      6,731,143
===============================================================================
Multi-Utilities -- 0.2%
     1,825,000    Puget Sound Energy, Inc. Series A, 6.974%
                    due 6/01/2067 (b)                                 1,716,445
===============================================================================
Oil, Gas & Consumable Fuels -- 1.0%
     8,300,000    TransCanada PipeLines Ltd., 6.35%
                    due 5/15/2067 (b)                                 8,030,258
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $491,447,202) -- 59.8%                   484,011,839
===============================================================================


12              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments (concluded)
              BlackRock Preferred Income Strategies Fund, Inc. (in U.S. dollars)

          Face
        Amount    Government & Agency Obligations                     Value
===============================================================================
   $ 2,965,000    U.S. Treasury Bond, 4.75% due 2/15/2037        $    2,963,369
     6,685,000    U.S. Treasury Note, 4.75% due 8/15/2017             6,832,243
-------------------------------------------------------------------------------
                  Total Government & Agency Obligations
                  (Cost -- $9,875,646) -- 1.2%                        9,795,612
===============================================================================

===============================================================================
                  Short-Term Securities
===============================================================================
     1,000,000    Fannie Mae, 4.90% due 11/05/2007                      999,477
     1,000,000    U.S. Treasury Bills, 3.90% due 11/23/2007             997,696
===============================================================================

===============================================================================
    Beneficial
      Interest
===============================================================================
   $54,265,247    BlackRock Liquidity Series, LLC
                    Cash Sweep Series, 4.96% (c)(e)                  54,265,247
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $56,262,420) -- 7.0%                      56,262,420
===============================================================================
                  Total Investments Before Borrowed Bond
                  Agreements and Borrowed Bonds
                  (Cost -- $1,360,215,221) -- 164.0%              1,327,028,826
===============================================================================

===============================================================================
          Face
        Amount    Borrowed Bond Agreements                            Value
===============================================================================
                  Lehman Brothers, Inc. (h):
    10,545,500        4.20% due 11/02/2007, T/D 10/09/2007,
                        closing amount $10,574,119                   10,545,500
     5,451,469        4.20% due 11/08/2007, T/D 10/18/2007,
                        closing amount $5,463,921                     5,451,469
    14,616,387        4.49% due 11/08/2007, T/D 10/24/2007,
                        closing amount $14,643,387                   14,616,387
-------------------------------------------------------------------------------
                  Total Borrowed Bond Agreements
                  (Cost -- $30,613,356) -- 3.8%                      30,613,356
===============================================================================

===============================================================================
                  Borrowed Bonds
===============================================================================
   (14,365,000)   U.S. Treasury Bond, 4.75% due 2/15/2037 (h)       (14,357,099)
   (15,825,000)   U.S. Treasury Note, 4.75% due 8/15/2017 (h)       (16,173,641)
-------------------------------------------------------------------------------
                  Total Borrowed Bonds
                  (Proceeds -- $30,027,326) -- (3.8%)               (30,530,740)
===============================================================================
Total Investments, Net of Borrowed Bond Agreements and
  Borrowed Bonds (Cost -- $1,360,801,251*) -- 164.0%              1,327,111,442

Other Assets Less Liabilities --4.0%                                 32,871,770

Preferred Stock, at Redemption Value -- (68.0%)                    (550,571,848)
                                                                 --------------
Net Assets Applicable to Common Stock -- 100.0%                  $  809,411,364
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments, excluding borrowed bond agreements and borrowed bonds, as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................   $ 1,358,026,204
                                                                ===============
      Gross unrealized appreciation .........................   $    12,040,593
      Gross unrealized depreciation .........................       (43,037,971)
                                                                ---------------
      Net unrealized depreciation ...........................   $   (30,997,378)
                                                                ===============

(a)   Depositary receipts.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net          Interest
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                             $33,723,746     $3,641,677
      --------------------------------------------------------------------------

(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Represents the current yield as of October 31, 2007.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)   The security is a perpetual bond and has no stated maturity date.
(h)   See Note 1(h) and 1(i) of Notes to Financial Statements.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Financial futures contracts sold as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration      Face          Unrealized
      Contracts          Issue            Date        Amount        Depreciation
      --------------------------------------------------------------------------
                        10-Year         December
        3,499     U.S. Treasury Notes     2007      $382,812,807    $(2,131,865)
                        30-Year         December
        1,392     U.S. Treasury Bonds     2007      $156,177,826       (552,674)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation                                 $(2,684,539)
                                                                    ===========

o     Swaps outstanding as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Dow
      Jones CDX North America Investment Grade
      Index Series 8 and receive .35%

      Broker, Lehman Brothers Special Finance
      Expires June 2012                              $10,000,000       $27,133

      Bought credit default protection on Dow
      Jones CDX North America Investment Grade
      Index Series 8 and pay .35%

      Broker, Morgan Stanley Capital Services Inc.
      Expires June 2012                              $10,000,000        25,994
      --------------------------------------------------------------------------
      Total                                                            $53,127
                                                                       =======

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              13

Statements of Net Assets

                                                                                                       BlackRock        BlackRock
                                                                                                     Preferred and      Preferred
                                                                                                    Corporate Income      Income
                                                                                                       Strategies       Strategies
As of October 31, 2007                                                                                 Fund, Inc.       Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value* ...............................................   $  309,291,041   $1,303,376,935
Investments in affiliated securities, at value** ................................................       22,956,095       54,265,247
Cash ............................................................................................        2,643,614          726,729
Unrealized appreciation on swaps ................................................................               --           53,127
Interest receivable .............................................................................        4,758,347       20,363,556
Receivable for securities sold ..................................................................        3,491,702       16,352,698
Dividends receivable ............................................................................          282,914          279,562
Receivable for swaps ............................................................................               --            4,882
Variation margin ................................................................................          874,219        3,633,547
Swap premiums paid ..............................................................................               --           98,486
Prepaid expenses and other assets ...............................................................           11,319           68,425
                                                                                                    -------------------------------
Total assets ....................................................................................      344,309,251    1,399,223,194
                                                                                                    -------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements ...................................................................          590,000               --
Borrowed bonds, at market value*** ..............................................................        3,929,709       30,530,740
Payable for securities purchased ................................................................        1,693,893        6,947,101
Payable to investment adviser ...................................................................          173,852          698,699
Dividends payable to Common Stock shareholders ..................................................           90,690          454,193
Payable for swaps ...............................................................................               --           19,930
Interest expense payable
Swap premiums received ..........................................................................               --          141,081
Payable for other affiliates ....................................................................            2,022            8,121
Accrued expenses and other liabilities ..........................................................           91,448          211,527
                                                                                                    -------------------------------
Total liabilities ...............................................................................        6,627,807       39,239,982
                                                                                                    -------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $.10 per share+ of AMPS@ at
  $25,000 per share liquidation preference ......................................................      136,526,775      550,571,848
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock ...........................................................   $  201,154,669   $  809,411,364
                                                                                                    ===============================


14              ANNUAL REPORT                     OCTOBER 31, 2007

Statements of Net Assets (concluded)

                                                                                                       BlackRock        BlackRock
                                                                                                     Preferred and      Preferred
                                                                                                    Corporate Income      Income
                                                                                                       Strategies       Strategies
As of October 31, 2007                                                                                 Fund, Inc.       Fund, Inc.
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed investment income -- net ..........................................................   $    1,621,310   $    6,030,241
Accumulated realized capital losses -- net ......................................................      (31,752,983)    (110,928,720)
Unrealized depreciation -- net ..................................................................       (8,136,942)     (36,321,221)
                                                                                                    -------------------------------
Total accumulated losses -- net .................................................................      (38,268,615)    (141,219,700)
                                                                                                    -------------------------------
Common Stock, par value $.10 per share++ ........................................................        1,029,188        4,060,654
Paid-in capital in excess of par ................................................................      238,394,096      946,570,410
                                                                                                    -------------------------------
Net Assets ......................................................................................   $  201,154,669   $  809,411,364
                                                                                                    ===============================
Net asset value per share of Common Stock .......................................................   $        19.54   $        19.93
                                                                                                    -------------------------------
Market price ....................................................................................   $        17.29   $        16.94
                                                                                                    -------------------------------
    * Identified cost on unaffiliated securities ................................................   $  316,773,728   $1,336,563,330
                                                                                                    ===============================
   ** Identified cost on affiliated securities ..................................................   $   22,956,095   $   54,265,247
                                                                                                    ===============================
  *** Proceeds from borrowed bonds ..............................................................   $    3,913,699   $   30,027,326
                                                                                                    ===============================
    + Preferred Stock authorized, issued and outstanding:
          Series M7 Shares ......................................................................            2,730            2,800
                                                                                                    -------------------------------
          Series T7 Shares ......................................................................            2,730            2,800
                                                                                                    -------------------------------
          Series W7 Shares ......................................................................               --            2,800
                                                                                                    -------------------------------
          Series TH7 Shares .....................................................................               --            2,800
                                                                                                    -------------------------------
          Series F7 Shares ......................................................................               --            2,800
                                                                                                    -------------------------------
          Series W28 Shares .....................................................................               --            4,000
                                                                                                    -------------------------------
          Series TH28 Shares ....................................................................               --            4,000
                                                                                                    -------------------------------
   ++ Common Stock issued and outstanding .......................................................       10,291,881       40,606,540
                                                                                                    ===============================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              15

Statements of Operations

                                                                                                       BlackRock        BlackRock
                                                                                                     Preferred and      Preferred
                                                                                                    Corporate Income      Income
                                                                                                       Strategies       Strategies
For the Year Ended October 31, 2007                                                                    Fund, Inc.       Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest* .......................................................................................   $   17,864,814   $   67,135,924
Dividends .......................................................................................        5,736,368       25,917,506
                                                                                                    -------------------------------
Total income ....................................................................................       23,601,182       93,053,430
                                                                                                    -------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees ........................................................................        2,142,450        8,588,233
Interest expense ................................................................................           67,657          371,578
Commission fees .................................................................................          350,150        1,395,560
Accounting services .............................................................................          114,594          337,844
Transfer agent fees .............................................................................           38,991           87,385
Professional fees ...............................................................................           69,253          100,000
Directors' fees and expenses ....................................................................           31,172          100,270
Printing and shareholder reports ................................................................           19,512           77,863
Custodian fees ..................................................................................           21,882           41,736
Listing fees ....................................................................................            9,436           14,225
Pricing fees ....................................................................................           12,453           14,331
Other ...........................................................................................           39,839           65,189
                                                                                                    -------------------------------
Total expenses ..................................................................................        2,917,389       11,194,214
                                                                                                    -------------------------------
Investment income -- net ........................................................................       20,683,793       81,859,216
                                                                                                    -------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net ..........................................................................         (181,033)       8,057,128
    Financial futures contracts and swaps -- net ................................................       (6,594,020)     (24,638,364)
    Borrowed bonds -- net .......................................................................         (146,832)        (277,548)
                                                                                                    -------------------------------
Total realized loss -- net ......................................................................       (6,921,885)     (16,858,784)
                                                                                                    -------------------------------
Change in unrealized appreciation/depreciation on:
    Investments -- net ..........................................................................      (17,652,152)     (76,130,046)
    Financial futures contracts and swaps -- net ................................................         (239,243)      (1,548,696)
    Borrowed bonds -- net .......................................................................          (16,010)        (503,414)
                                                                                                    -------------------------------
Total change in unrealized appreciation/depreciation -- net .....................................      (17,907,405)     (78,182,156)
                                                                                                    -------------------------------
Total realized and unrealized loss -- net .......................................................      (24,829,290)     (95,040,940)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ........................................................................       (7,254,700)     (29,469,686)
                                                                                                    -------------------------------
Net Decrease in Net Assets Resulting from Operations ............................................   $  (11,400,197)  $  (42,651,410)
                                                                                                    ===============================
  * Interest from affiliates ....................................................................   $    1,415,121   $    3,641,677
                                                                                                    ===============================

      See Notes to Financial Statements.


16              ANNUAL REPORT                     OCTOBER 31, 2007

Statements of Changes in Net Assets
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                           For the Year Ended
                                                                                                               October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                        2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ........................................................................   $   20,683,793   $   21,981,944
Realized loss -- net ............................................................................       (6,921,885)      (7,435,088)
Change in unrealized appreciation/depreciation -- net ...........................................      (17,907,405)       8,108,246
Dividends to Preferred Stock shareholders .......................................................       (7,254,700)      (6,435,477)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations .................................      (11,400,197)      16,219,625
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ........................................................................      (12,124,207)     (17,335,379)
Tax return of capital ...........................................................................       (4,335,991)              --
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions
  to Common Stock shareholders ..................................................................      (16,460,198)     (17,335,379)
                                                                                                    -------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares issued to Common Stock shareholders in reinvestment of dividends ................          281,127               --
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable to Common Stock .........................................      (27,579,268)      (1,115,754)
Beginning of year ...............................................................................      228,733,937      229,849,691
                                                                                                    -------------------------------
End of year* ....................................................................................   $  201,154,669   $  228,733,937
                                                                                                    ===============================
  * Undistributed (accumulated distributions in excess of) investment income -- net .............   $    1,621,310   $      (71,035)
                                                                                                    ===============================

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              17

Statements of Changes in Net Assets
                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                                                           For the Year Ended
                                                                                                               October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                        2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ........................................................................   $   81,859,216   $   82,582,439
Realized loss -- net ............................................................................      (16,858,784)      (9,358,240)
Change in unrealized appreciation/depreciation -- net ...........................................      (78,182,156)      21,990,144
Dividends to Preferred Stock shareholders .......................................................      (29,469,686)     (26,423,012)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations .................................      (42,651,410)      68,791,331
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ........................................................................      (47,141,781)     (61,249,442)
Tax return of capital ...........................................................................       (8,692,071)      (3,547,483)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions
  to Common Stock shareholders ..................................................................      (55,833,852)     (64,796,925)
                                                                                                    -------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares issued to Common Stock shareholders in reinvestment of dividends ................               --          301,458
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock ..............................      (98,485,262)       4,295,864
                                                                                                    -------------------------------
Beginning of year ...............................................................................      907,896,626      903,600,762
End of year* ....................................................................................   $  809,411,364   $  907,896,626
                                                                                                    ===============================
  * Undistributed (accumulated distributions in excess of) investment income -- net .............   $    6,030,241   $     (561,947)
                                                                                                    ===============================

      See Notes to Financial Statements.


18              ANNUAL REPORT                     OCTOBER 31, 2007

Financial Highlights
                  BlackRock Preferred and Corporate Income Strategies Fund, Inc.

                                                                                  For the Year Ended
                                                                                      October 31,                    For the Period
The following per share data and ratios have been derived         -----------------------------------------------    August 1, 2003+
from information provided in the financial statements.               2007         2006        2005         2004     to Oct. 31, 2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................   $  22.25     $  22.36     $  23.69     $  24.38      $  23.88
                                                                  ------------------------------------------------------------------
Investment income -- net ......................................       2.01@@       2.14@@       2.16         2.19           .39
Realized and unrealized gain (loss) -- net ....................      (2.41)         .07        (1.09)        (.70)          .67
Dividends to Preferred Stock shareholders from investment
  income -- net ...............................................       (.71)        (.63)        (.40)        (.18)         (.03)
                                                                  ------------------------------------------------------------------
Total from investment operations ..............................      (1.11)        1.58          .67         1.31          1.03
                                                                  ------------------------------------------------------------------
Less dividends and distributions to Common Stock shareholders:
    Investment income -- net ..................................      (1.18)       (1.69)       (2.00)       (2.00)         (.33)
    Tax return of capital .....................................       (.42)          --           --           --            --
                                                                  ------------------------------------------------------------------
Total dividends and distributions to Common Stock shareholders       (1.60)       (1.69)       (2.00)       (2.00)         (.33)
                                                                  ------------------------------------------------------------------
Offering costs resulting from the issuance of Common Stock ....         --           --           --           --          (.04)
                                                                  ------------------------------------------------------------------
Offering and underwriting costs resulting from the issuance
  of Preferred Stock ..........................................         --           --           --           --          (.16)
                                                                  ------------------------------------------------------------------
Net asset value, end of period ................................   $  19.54     $  22.25     $  22.36     $  23.69      $  24.38
                                                                  ==================================================================
Market price per share, end of period .........................   $  17.29     $  21.26     $  21.03     $  22.84      $  23.60
                                                                  ==================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................      (5.03%)       7.97%        3.25%        5.86%         3.53%@
                                                                  ==================================================================
Based on market price per share ...............................     (12.05%)       9.69%         .73%        5.44%        (4.33%)@
                                                                  ==================================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of waiver and excluding interest expense***       1.29%        1.29%        1.26%        1.26%          .49%*
                                                                  ==================================================================
Total expenses, net of waiver*** ..............................       1.32%        1.29%        1.26%        1.26%          .49%*
                                                                  ==================================================================
Total expenses*** .............................................       1.32%        1.29%        1.26%        1.27%         1.11%*
                                                                  ==================================================================
Total investment income -- net*** .............................       9.38%        9.70%        9.23%        9.04%         6.79%*
                                                                  ==================================================================
Amount of dividends to Preferred Stock shareholders ...........       3.29%        2.84%        1.71%         .76%          .50%*
                                                                  ==================================================================
Investment income to Common Stock shareholders -- net .........       6.09%        6.86%        7.52%        8.28%         6.29%*
                                                                  ==================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period
  (in thousands) ..............................................   $201,155     $228,734     $229,850     $243,492      $250,631
                                                                  ==================================================================
Preferred Stock outstanding at liquidation preference,
  end of period (in thousands) ................................   $136,500     $136,500     $136,500     $136,500      $136,500
                                                                  ==================================================================
Portfolio turnover ............................................         88%          19%          25%          27%           12%
                                                                  ==================================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .....................................   $  2,474     $  2,676     $  2,684     $  2,784      $  2,836
                                                                  ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              19

Financial Highlights (concluded)
                                BlackRock Preferred Income Strategies Fund, Inc.

                                                                                  For the Year Ended
                                                                                      October 31,                    For the Period
The following per share data and ratios have been derived         -----------------------------------------------    March 28, 2003+
from information provided in the financial statements.               2007         2006        2005         2004     to Oct. 31, 2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................   $  22.36     $  22.26     $  23.48     $  24.53      $  23.88
                                                                  ------------------------------------------------------------------
Investment income -- net ......................................       2.02@@       2.03@@       2.09@@       2.14@@        1.14
Realized and unrealized gain (loss) -- net ....................      (2.35)         .32         (.91)        (.78)          .61
Dividends and distributions to Preferred Stock shareholders:
    Investment income -- net ..................................       (.73)        (.65)        (.40)        (.18)         (.07)
    Realized gain -- net ......................................         --           --           --         (.01)           --
                                                                  ------------------------------------------------------------------
Total from investment operations ..............................      (1.06)        1.70          .78         1.17          1.68
                                                                  ------------------------------------------------------------------
Less dividends and distributions to Common Stock shareholders:
    Investment income -- net ..................................      (1.16)       (1.51)       (2.00)       (2.13)         (.87)
    Realized gain -- net ......................................         --           --           --         (.09)           --
    Tax return of capital .....................................       (.21)        (.09)          --           --            --
                                                                  ------------------------------------------------------------------
Total dividends and distributions to Common Stock shareholders       (1.37)       (1.60)       (2.00)       (2.22)         (.87)
                                                                  ------------------------------------------------------------------
Offering costs resulting from the issuance of Common Stock ....         --           --           --           --          (.01)
                                                                  ------------------------------------------------------------------
Offering and underwriting costs resulting from the issuance
  of Preferred Stock ..........................................         --           --           --           --          (.15)
                                                                  ------------------------------------------------------------------
Net asset value, end of period ................................   $  19.93     $  22.36     $  22.26     $  23.48      $  24.53
                                                                  ==================================================================
Market price per share, end of period .........................   $  16.94     $  20.12     $  21.20     $  22.87      $  23.69
                                                                  ==================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ............................      (4.35%)       8.77%        3.73%        5.22%         6.47%@
                                                                  ==================================================================
Based on market price per share ...............................      (9.65%)       2.77%        1.43%        6.12%        (1.80%)@
                                                                  ==================================================================
====================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of waiver and excluding interest expense***       1.23%        1.23%        1.20%        1.19%          .79%*
                                                                  ==================================================================
Total expenses, net of waiver *** .............................       1.27%        1.23%        1.20%        1.19%          .79%*
                                                                  ==================================================================
Total expenses*** .............................................       1.27%        1.23%        1.20%        1.19%         1.05%*
                                                                  ==================================================================
Total investment income -- net*** .............................       9.29%        9.26%        8.96%        8.93%         8.31%*
                                                                  ==================================================================
Amount of dividends to Preferred Stock shareholders ...........       3.34%        2.96%        1.73%         .74%          .49%*
                                                                  ==================================================================
Investment income to Common Stock shareholders -- net .........       5.95%        6.30%        7.23%        8.19%         7.82%*
                                                                  ==================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period
  (in thousands) ..............................................   $809,411     $907,897     $903,601     $952,973      $995,722
                                                                  ==================================================================
Preferred Stock outstanding at liquidation preference,
  end of period (in thousands) ................................   $550,000     $550,000     $550,000     $550,000      $550,000
                                                                  ==================================================================
Portfolio turnover ............................................         81%          18%          28%          23%           27%
                                                                  ==================================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .....................................   $  2,472     $  2,651     $  2,643     $  2,733      $  2,810
                                                                  ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


20              ANNUAL REPORT                     OCTOBER 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for BlackRock Preferred and Corporate Income Strategies Fund, Inc. and PSY for BlackRock Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the respective Funds. Effective September 4, 2007, exchange-traded options are valued at the mean price between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Swap agreements are valued based upon quoted fair valuations received daily by each Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Reverse repurchase agreements are valued at cost. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

Equity securities held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of each Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of each Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by each Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by each Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon


              ANNUAL REPORT                     OCTOBER 31, 2007              21
      entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are deter-mined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the dividends paid by BlackRock Preferred and Corporate Income Strategies Fund, Inc. during the year ended October 31, 2007 and by BlackRock Preferred Income Strategies Fund, Inc. during the year ended October 31, 2007 and 2006 are characterized as a tax return of capital.

(f) Repurchase agreements -- Each Fund may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of securities subject to the agreement at no less that the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund's custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(g) Reverse repurchase agreements -- Under reverse repurchase agreements, each Fund sold securities to the counterparty and agreed to repurchase them at a mutually agreed upon date and price, and may have exchanged their respective commitments to pay or receive interest. If the counterparty defaulted on its obligation, the Fund's ability to receive interest would be delayed or limited. Furthermore, if the Fund did not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would have been able to terminate the repurchase agreement. At the time the Fund entered into a reverse repurchase agreement, it would have established a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(h) Short sales/borrowed bonds -- The Funds engage in short selling of securities as a method of managing potential price declines in similar securities owned by the Fund. When a Fund engages in short selling, it may enter into a borrowed bond agreement to borrow the security sold short and deliver it to the broker-dealer with which it engaged in the short sale. A gain, limited to the price at which a Fund sold the security short or pursuant to the borrowed bond agreement, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale or borrowed bond agreement if the market price is greater or less than the proceeds originally received.

(i) Borrowed bond agreements -- In a borrowed bond agreement, each Fund borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into settle short positions. In a borrowed bond agreement, the Fund's prime broker or third party broker takes possession of cash as collateral. The Funds receive interest income on the cash collateral relating to the borrowed bond agreement and are obligated to pay the prime broker or third party broker payments received on such borrowed securities. The cash collateral approximates the principal amount of the bonds borrowed transaction. To the extent that the bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Fund may be delayed or limited.


22              ANNUAL REPORT                     OCTOBER 31, 2007

(j) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

(l) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, for BlackRock Preferred and Corporate Income Strategies Fund, Inc., during the current year, $387,459 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the classification of investments and swap agreements. These reclassifications have no effect on net assets or net asset values per share. Accordingly, for BlackRock Preferred Income Strategies Fund, Inc., during the current year $1,344,439 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the classification of investments, and swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of each Fund's average daily net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides to each Fund a monthly fee at an annual rate that is a percentage of the management fee paid by each Fund to the Manager.

The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order,


              ANNUAL REPORT                     OCTOBER 31, 2007              23
the Funds have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

The Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                    For the
                                                                   Year Ended
                                                                October 31, 2007
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income Strategies
  Fund, Inc. ...............................................        $ 6,691
BlackRock Preferred Income Strategies Fund, Inc. ...........        $26,841
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                BlackRock            BlackRock
                                              Preferred and          Preferred
                                             Corporate Income         Income
                                                Strategies          Strategies
                                                Fund, Inc.           Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases .....................         $289,322,421        $1,091,856,649
Total Sales .........................         $286,701,401        $1,109,155,883
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2007 increased by 12,692 as a result of dividend reinvestment and October 31, 2006 remained constant.

BlackRock Preferred Income Strategies Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant and increased by 13,470 as a result of dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                    BlackRock          BlackRock
                                                  Preferred and        Preferred
                                                 Corporate Income       Income
                                                    Strategies        Strategies
                                                    Fund, Inc.        Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ........................................    5.15%             4.98%
Series T7 ........................................    5.10%             5.10%
Series W7 ........................................      --              5.15%
Series TH7 .......................................      --              5.10%
Series F7 ........................................      --              4.90%
Series W28 .......................................      --              5.30%
Series TH28 ......................................      --              5.50%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2007, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income Strategies Fund, Inc. ....    $214,971
BlackRock Preferred Income Strategies Fund, Inc. ..................    $531,046
--------------------------------------------------------------------------------

5. Reverse Repurchase Agreement:

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

For the year ended October 31, 2007, the Fund's average amount outstanding was approximately $2,690,000 and daily weighted average interest rate was 5%.

BlackRock Preferred Income Strategies Fund, Inc.

For the year ended October 31, 2007, the Fund's average amount outstanding was approximately $14,375,000 and daily weighted average interest rate was 5.14%.


24              ANNUAL REPORT                     OCTOBER 31, 2007

Notes to Financial Statements (concluded)

6. Distributions to Shareholders:

Each Fund paid an ordinary income dividend to holders of Common Stock on November 30, 2007 to shareholders of record on November 15, 2007. The amount of the ordinary income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
BlackRock Preferred and Corporate Income Strategies Fund, Inc. .....   $.133333
BlackRock Preferred Income Strategies, Inc. ........................   $.114583
--------------------------------------------------------------------------------

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      10/31/2007      10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................     $19,378,907     $23,770,856
  Tax return of capital ........................       4,335,991              --
                                                     ---------------------------
Total distributions ............................     $23,714,898     $23,770,856
                                                     ===========================

As of October 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ........................              --
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed income -- net ...........................              --
Capital loss carryforward ...................................    $(31,784,984)*
Unrealized losses -- net ....................................      (6,483,631)**
                                                                 ------------
Total accumulated losses -- net .............................    $(38,268,615)
                                                                 ============

* At October 31, 2007, the Fund had a net capital loss carryforward of $31,784,984, of which $1,276,621 expires in 2011, $10,243,141 expires in
      2012, $5,058,900 expires in 2013, $8,481,628 expires in 2014 and
      $6,724,694 expires in 2015. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing of income recognition on partnership interests.

BlackRock Preferred Income Strategies Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      10/31/2007      10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........................        $76,611,467     $87,672,454
  Tax return of capital .....................          8,692,071       3,547,483
                                                     ---------------------------
Total distributions .........................        $85,303,538     $91,219,937
                                                     ===========================

As of October 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................               --
Undistributed long-term capital gains -- net ...............               --
                                                                -------------
Total undistributed income -- net ..........................               --
Capital loss carryforward ..................................    $(112,373,074)*
Unrealized losses -- net ...................................      (28,846,626)**
                                                                -------------
Total accumulated losses -- net ............................    $(141,219,700)
                                                                =============

* At October 31, 2007, the Fund had a net capital loss carryforward of $112,373,074, of which $62,733,648 expires in 2012, $17,911,331 expires in
      2013, $12,145,117 expires in 2014 and $19,582,978 expires in 2015. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the timing of income recognition on partnership interests.


              ANNUAL REPORT                     OCTOBER 31, 2007              25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund,
Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund, Inc. (the "Funds") as of October 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The respective financial statements of each of the Funds for the year ended October 31, 2005 and the financial highlights for each of the Funds for each of the two years in the period ended October 31, 2005 and for the period March 28, 2003 through October 31, 2003, were audited by other auditors whose report, dated December 9, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and of BlackRock Preferred Income Strategies Fund, Inc. as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 27, 2007


26              ANNUAL REPORT                     OCTOBER 31, 2007

Important Tax Information

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Preferred and Corporate Income Strategies Fund, Inc. during the fiscal year ended October 31, 2007:

Common Stock Shareholders:

------------------------------------------------------------------------------------------------------------------------------------
                                                               Qualified Dividend       Dividends Received         Interest-Related
                                                                   Income for             Deductions for          Dividends for Non-
Payable Date                                                      Individuals*             Corporations*           U.S. Residents**
------------------------------------------------------------------------------------------------------------------------------------
November 1, 2006 ........................................            19.77%                   15.14%                    46.16%
November 30, 2006 - January 9, 2007 .....................            17.44%                   15.46%                    36.43%
February 28, 2007 - October 31, 2007 ....................            24.76%                   14.59%                    77.24%
------------------------------------------------------------------------------------------------------------------------------------

Preferred Stock Shareholders:

------------------------------------------------------------------------------------------------------------------------------------
                              Qualified Dividend                    Dividends Received                     Interest-Related
                                  Income for                          Deductions for                        Dividends for
                                 Individuals*                          Corporations*                     Non-U.S. Residents**
                      ----------------------------------    ---------------------------------     ----------------------------------
                      November 2006 -     January 2007 -    November 2006 -     January 2007-     November 2006 -     January 2007 -
Payable Date            December 2006      October 2007       December 2006      October 2007       December 2006      October 2007
------------------------------------------------------------------------------------------------------------------------------------
Series M-7 ........        17.44%             22.98%             15.46%             14.85%             36.43%             67.12%
Series T-7 ........        17.44%             22.84%             15.46%             14.77%             36.43%             66.67%
------------------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BlackRock Preferred Income Strategies Fund, Inc.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Preferred Income Strategies Fund, Inc. during the fiscal year ended October 31, 2007:

Common Stock Shareholders:

------------------------------------------------------------------------------------------------------------------------------------
                                                               Qualified Dividend       Dividends Received         Interest-Related
                                                                   Income for             Deductions for          Dividends for Non-
Payable Date                                                      Individuals*             Corporations*           U.S. Residents**
------------------------------------------------------------------------------------------------------------------------------------
November 1, 2006 -- January 9, 2007 .....................             21.80%                   20.04%                    32.97%
February 28, 2007 -- October 31, 2007 ...................             27.09%                   15.43%                    67.65%
------------------------------------------------------------------------------------------------------------------------------------

Preferred Stock Shareholders:

------------------------------------------------------------------------------------------------------------------------------------
                              Qualified Dividend                    Dividends Received                     Interest-Related
                                  Income for                          Deductions for                        Dividends for
                                 Individuals*                          Corporations*                     Non-U.S. Residents**
                      ----------------------------------    ----------------------------------    ----------------------------------
                      November 2006 -     January 2007 -    November 2006 -     January 2007 -    November 2006 -     January 2007 -
Payable Date            December 2006      October 2007       December 2006      October 2007       December 2006      October 2007
------------------------------------------------------------------------------------------------------------------------------------
Series M-7 ........        21.80%             25.79%             20.04%             16.56%             32.97%             59.13%
Series T-7 ........        21.80%             25.85%             20.04%             16.50%             32.97%             59.57%
Series W-7 ........        21.80%             25.88%             20.04%             16.48%             32.97%             59.71%
Series TH-7 .......        21.80%             25.78%             20.04%             16.57%             32.97%             59.10%
Series F-7 ........        21.80%             25.79%             20.04%             16.56%             32.97%             59.18%
Series W-28 .......        21.80%             25.78%             20.04%             16.56%             32.97%             59.11%
Series TH-28 ......        21.80%             25.78%             20.04%             16.56%             32.97%             59.11%
------------------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


              ANNUAL REPORT                     OCTOBER 31, 2007              27

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


28              ANNUAL REPORT                     OCTOBER 31, 2007

Officers and Directors as of October 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    2007     Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *      Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr.
                                  Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr.
                                  Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim**            Director     2003 to  Professor of Finance and Economics at the     17 Funds        None
P.O. Box 9095                           2007     Columbia University Graduate School of        24 Portfolios
Princeton, NJ 08543-9095                         Business since 1991; Chairman of Outward
1940                                             Bound U.S.A. from 1997 to 2001; Chairman of
                                                 Wave Hill, Inc. from 1990 to 2006; Trustee
                                                 of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director     2003 to  Chief Financial Officer of JPMorgan & Co.,    17 Funds        None
P.O. Box 9095                           present  Inc. from 1990 to 1995 and an employee of     24 Portfolios
Princeton, NJ 08543-9095                         JPMorgan in various capacities from 1967 to
1939                                             1995.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director     2003 to  Deputy Dean for Academic Affairs, Harvard     17 Funds        None
P.O. Box 9095                           present  Business School since 2006; Mizuho Financial  24 Portfolios
Princeton, NJ 08543-9095                         Group Professor of Finance, Harvard Business
1951                                             School; Unit Head, Finance from 2005 to
                                                 2006; Senior Associate Dean and Chairman of
                                                 the MBA Program of Harvard Business School,
                                                 1999 to 2005, Member of the faculty of
                                                 Harvard Business School since 1981;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards***        Director     2003 to  Partner of Robards & Company, LLC., a         17 Funds        AtriCure, Inc.
P.O. Box 9095                           present  financial advisory firm since 1987; formerly  24 Portfolios   (medical devices);
Princeton, NJ 08543-9095                         an investment banker with Morgan Stanley for                  Care Investment
1950                                             more than ten years; Director of Enable                       Trust, Inc.
                                                 Medical Corp. from 1996 to 2005; Director of
                                                 AtriCure, Inc., since 2000; Director of Care
                                                 Investment Trust, Inc. (a health care REIT),
                                                 since 2007; Co-founder and Director of the
                                                 Cooke Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Chairman of the Audit Committee.
                           ***   Chair of the Board of Directors.


              ANNUAL REPORT                     OCTOBER 31, 2007              29

Officers and Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         2003 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    2007     Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and                   First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer             1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Chief        2007     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance            BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; Branch
                                                 Chief, Division of Investment Management and Office of Compliance Inspections and
                                                 Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary    2007     Managing Director of BlackRock Inc. and General Counsel of U.S. Funds at BlackRock,
P.O. Box 9011                                    Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management from 1993
Princeton, NJ 08543-9011                         to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York Mellon
101 Barclay Street -- 7 West
New York, NY 10286

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin llp
New York, NY 10019


30              ANNUAL REPORT                     OCTOBER 31, 2007

The Benefits and Risks of Leveraging

The Funds utilize leverage through the issuance of Preferred Stock. The concept of leverage is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates on the Preferred Stock, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in the dividend rates on any Preferred Stock may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Additional Information

Proxy Results     BlackRock Preferred and Corporate Income Strategies Fund, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series M7 and T7) shareholders of BlackRock Preferred and Corporate Income Strategies Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted     Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                        8,762,137           166,292
                                        Richard E. Cavanagh                              8,762,900           165,529
                                        Richard S. Davis                                 8,764,137           164,292
                                        Kent Dixon                                       8,762,900           165,529
                                        Kathleen F. Feldstein                            8,762,748           165,681
                                        James T. Flynn                                   8,764,066           164,363
                                        Henry Gabbay                                     8,762,085           166,344
                                        Jerrold B. Harris                                8,762,066           166,363
                                        R. Glenn Hubbard                                 8,761,053           167,376
                                        Karen P. Robards                                 8,762,337           166,092
                                        Robert S. Salomon, Jr.                           8,762,637           165,792
------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series M7 and T7) of BlackRock Preferred and Corporate Income Strategies Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted     Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi and W. Carl Kester                3,279                36
------------------------------------------------------------------------------------------------------------------------


              ANNUAL REPORT                     OCTOBER 31, 2007              31

Proxy Results                   BlackRock Preferred Income Strategies Fund, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series M7, T7, W7, TH7, F7, W28 and TH28) shareholders of BlackRock Preferred Income Strategies Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted     Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                        36,284,009          977,694
                                        Richard E. Cavanagh                              36,289,593          972,110
                                        Richard S. Davis                                 36,287,509          974,194
                                        Kent Dixon                                       36,280,940          980,763
                                        Kathleen F. Feldstein                            36,276,812          984,891
                                        James T. Flynn                                   36,278,770          982,933
                                        Henry Gabbay                                     36,287,324          974,379
                                        Jerrold B. Harris                                36,286,401          975,302
                                        R. Glenn Hubbard                                 36,283,719          977,984
                                        Karen P. Robards                                 36,287,492          974,211
                                        Robert S. Salomon, Jr.                           36,273,995          987,708
------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series M7, T7, W7, TH7, F7, W28 and TH28) of BlackRock Preferred Income Strategies Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                        Shares Voted     Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi                                   19,144              121
                                        W. Carl Kester                                     19,140              125
------------------------------------------------------------------------------------------------------------------------


32              ANNUAL REPORT                     OCTOBER 31, 2007

Fund Certifications

In September 2007, BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or brokerages:

Please contact your financial adviser to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


              ANNUAL REPORT                     OCTOBER 31, 2007              33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


34              ANNUAL REPORT                     OCTOBER 31, 2007

This report, including the financial information herein, is transmitted to shareholders of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.
BlackRock Preferred Income Strategies Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #PCPIS-10/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: independent:
            David O. Beim (term ended effective November 1, 2007)
            W. Carl Kester
            James T. Flynn
            Karen P. Robards
            Robert S. Salomon, Jr. (term began effective November 1, 2007)
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Preferred
Income Strategies     $41,000      $41,000         $3,500        $3,500         $6,100        $6,000          $1,042        $0
Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock Preferred Income
            Strategies Fund, Inc.                 $295,142          $2,928,083
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            David O. Beim (term ended effective November 1, 2007)
            W. Carl Kester
            James T. Flynn
            Karen P. Robards
            Robert S. Salomon, Jr. (term began effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

            (a)(1) BlackRock Preferred Income Strategies, Inc. is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, John D. Burger, CFA, Managing Director at BlackRock and Daniel Chen, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Mr. Amero is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Messrs. Burger and Chen are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Amero and Chen have been members of the Fund's management team since 2006. Mr. Burger has been a portfolio manager of the Fund since 2003.

            Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research. He is also a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

            John D. Burger joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers ("MLIM") from 2002 to 2006 and a Director of MLIM from 1996 to 2004. From 1992 to 1996, he was a portfolio manager of MLIM.

            Daniel Chen has been a portfolio manager at BlackRock since 2002 and is a member of BlackRock's fixed income portfolio management group. He has been responsible for managing total return client portfolios, with a sector emphasis on corporate bonds. Mr. Chen has been with BlackRock since 1999.

            (a)(2) As of October 31, 2007:

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                        (iii) Number of Other Accounts and
                                 (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                      and Assets by Account Type                                 Performance-Based
     -------------------------------------------------------------------------------------------------------------------------------
                               Other             Other                              Other               Other
       (i) Name of           Registered          Pooled                           Registered           Pooled
        Portfolio            Investment        Investment             Other       Investment          Investment         Other
         Manager             Companies          Vehicles             Accounts     Companies            Vehicles         Accounts
     -------------------------------------------------------------------------------------------------------------------------------
     Scott Amero                48                 38                  258            0                   3                 21
     -------------------------------------------------------------------------------------------------------------------------------
                          $39,618,068,696    $6,954,333,971      $95,887,026,723     $0            $2,577,310,124     $6,366,579,342
     -------------------------------------------------------------------------------------------------------------------------------
     John D. Burger, CFA         3                 1                   54             0                   0                 0
     -------------------------------------------------------------------------------------------------------------------------------
                          $2,613,489,195      $82,352,007        $12,920,752,902     $0                  $0                 $0
     -------------------------------------------------------------------------------------------------------------------------------
     Daniel Chen, CFA            4                 1                    2             0                   0                 0
     -------------------------------------------------------------------------------------------------------------------------------
                          $1,618,528,802      $82,352,007         $276,119,420       $0                  $0                 $0
     -------------------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of October 31, 2007:

      Portfolio Manager Compensation

                  The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

            Compensation Program

                  The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

            Base Salary

                  Under the BlackRock approach, like that of many asset
            management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

                  BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end Income and Preferred Stock Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

            Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

            Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

            Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
            (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of October 31, 2007,
                   Mr. Burger did not beneficially own any stock issued by the Fund. As of October 31, 2007, Mr. Amero beneficially owned stock issued by the Fund in the range of over $1,000,000 and Mr. Chen beneficially owned stock issued by the Fund in the range of $1 to $10,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Income Strategies Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: December 19, 2007


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock Preferred Income Strategies Fund, Inc.

Date: December 19, 2007